                                                                    EXHIBIT 99.6

                                 March 25, 1999





Service Merchandise Company, Inc.
7100 Service Merchandise Drive
Brentwood, TN 37027
Attention: Sam Cusano


                                COMMITMENT LETTER
                       $750,000,000 SUPERPRIORITY SECURED
                      DEBTOR-IN-POSSESSION CREDIT FACILITY


Ladies and Gentlemen:

         You have advised us that an involuntary chapter 11 petition was filed against Service Merchandise Company, Inc. (the "Company" or the "Borrower" or "you") on March 15, 1999 and that the Board of Directors of the Company has authorized the Company to commence a voluntary chapter 11 case int he Untied States Bankruptcy Court for the Middle District of Tennessee (the "Bankruptcy Court"). You have asked us to submit to you a commitment for a debtor-in-possession ("DIP") superpriority, secured term loan and revolving credit facility (the "Credit Facility") in the aggregate principal amount of up to $750,000,000 to be provided to the Company for the purpose of providing financing to fund working capital needs and for other general corporate purposes during the Company's chapter 11 case (the "Case"). You have asked Citicorp USA, Inc. ("Citicorp") and the lenders listed on Schedule 1 hereto (together with Citicorp, the "Lenders") to commit, severally but not jointly, to provide you with financing commitments for the entire amount of the Credit Facility.

         Citicorp is pleased to inform you of the Lenders' commitment to provide the entire amount of the Credit Facility, severally but not jointly, in the respective amounts listed on Schedule 1 hereto, subject to the terms and conditions described in this letter and in the attached Annex I (this letter, Schedule 1, Annex I and the Fee Letter referred to below being collectively referred to herein as the "Commitment Letter"). The Credit Facility would refinance the Second Amended and Restated Credit Agreement, by and among you, the lenders party thereto, Citicorp, BankBoston, N.A. and Salomon Smith Barney Inc. dated January 20, 1999 (as amended, the "Existing Credit Facility"). Except as otherwise provided in this Commitment Letter, the terms and conditions of the Credit Facility will be substantially similar to those contained in the Existing Credit Facility.

CONDITIONS PRECEDENT

The commitment of the Lenders hereunder is subject to: (i) the preparation, execution and delivery of mutually acceptable loan documentation, including a credit agreement incorporating substantially the terms and conditions outlined in this Commitment Letter; (ii) the absence of (A) a material adverse change in the business, condition (financial or otherwise), operations performance, properties or prospects of the Company and its subsidiaries since September 30, 1998 (except for or as resulting from the commencement of the Case and such changes that have heretofore been disclosed publicly and which the Company has brought to the attention of the Administrative Agent, as defined below) and (B) any change in loan syndication, financial or capital market conditions generally that, in the judgment of Salomon Smith Barney Inc. ("SSB"), would materially impair syndication of the Credit Facility; (iii) the accuracy and completeness in all material respects of all representations that you make to us and all information that you furnish to us and your compliance with the terms of this Commitment Letter; (iv) the payment in full of all fees, expenses and other amounts due and payable under this Commitment letter; and (v) a closing of the Credit Facility on or prior to April 5, 1999.

COMMITMENT TERMINATION

The Lenders' commitment set forth in this Commitment Letter will terminate on April 5, 1999 unless the Credit Facility has been approved by final order of the Bankruptcy Court and closes on or before such date. Prior to such date, this Commitment Letter may be terminated (i) by you at any time at your option upon payment of all fees, expenses and other amounts then payable under this Commitment Letter or (ii) by Citicorp if any event occurs or information has become available that, in its reasonable judgment, results in any condition set forth in the immediately preceding paragraph not being satisfied at all times prior to April 5, 1999.

SYNDICATION

Citicorp reserves the right, prior to or after the execution of definitive documentation with respect to the Credit Facility, to syndicate all or a portion of the Lenders' commitments to one or more other financial institutions reasonably acceptable to it and selected in consultation with you that will become parties to such definitive documentation pursuant to a syndication to be managed by SSB (the financial institutions becoming parties to such definitive documentation being collectively referred to herein as the "Syndicate Lenders"). You understand that SSB intends to commence a syndication efforts promptly and that it may elect to appoint one or more syndication agents (which may include Citicorp) to direct the syndication efforts on its behalf. The nature of the information to be disclosed in discussions with potential Syndicate Lenders, and any written materials to be provided to such Syndicate Lenders in connection herewith, shall be mutually acceptable to you and SSB.

SSB will manage all aspects of the syndication in consultation with you, including the timing of all offers to potential Syndicate Lenders, the acceptance of commitments, and the determination of the amounts offered and the compensation provided.

You agree to take all action as SSB may reasonably request to assist it in forming a syndicate acceptable to it. Your assistance in forming such a syndicate shall include but not be limited to: (i) making senior management and representatives of the Company available to participate in information meetings with potential Syndicate Lenders at such times and places as SSB may reasonably request; (ii) using your best efforts to ensure that the syndication efforts benefit from your lending relationships and those of your equity holders; and
(iii) providing SSB with all information reasonably deemed necessary by it to successfully complete the syndication.

To ensure an orderly and effective syndication of the Credit Facility, you agree that until the termination of the syndication (as determined by SSB), you will not syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication or issuance of, or engage in discussions concerning the syndication or issuance of, any debt facility or debt security (including any renewals thereof), without the prior written consent of SSB.

You agree that Citicorp will be the administrative and collateral agent for the Credit Facility (in such capacity, the "Administrative Agent"), that SSB will act as sole arranger and book manager for the Credit Facility, that BankBoston, N.A. ("BankBoston") will be the documentation agent and collateral monitoring agent for the Credit Facility and that no additional agents or co-agents will be appointed, or other titles conferred, without the consent of SSB, Citicorp and BankBoston.

FEES

In addition to the fees described in Annex I, you agree to pay the fees set forth in that certain letter between you and Citicorp of even date herewith (the "Fee Letter"). The terms of the Fee Letter are an integral part of the Lenders' commitment hereunder and constitute part of this Commitment Letter for all purposes hereof. Each of the fees described in the Fee Letter shall be non-refundable when paid.

INDEMNIFICATION

You agree to indemnify and hold harmless Citicorp, each other Lender, SSB, BankBoston, each Syndicate Lender and each of their affiliates and each of their respective officers, directors, employees, agents, advisors, attorneys and representatives (each, as "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto, arising out of or in connection with or relating to this Commitment Letter or the loan documentation or the transactions contemplated hereby or thereby or any use made or proposed to be made with the proceeds of the Credit Facility, whether or not such investigation, litigation or proceeding is brought by the Company, any of its shareholder or creditors, an Indemnified Party or any other person, or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. You further agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company or any of its shareholders or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is found in a final judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In no event, however, shall any Indemnified Party be liable on any theory of liability for any special, indirect, consequential or punitive damages.

COSTS AND EXPENSES

In further consideration of the commitment of the Lenders hereunder, and recognizing that in connection herewith Citicorp, SSB and BankBoston are incurring substantial costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and its syndication agent(s), filing and recording fees and due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, messenger, appraisal, audit, insurance and consultant costs and expenses), you hereby agree to pay, or reimburse Citicorp, SSB and BankBoston on demand for, all such reasonable costs and expenses (whether incurred before or after the date hereof), regardless of whether any of the transactions contemplated hereby is consummated. You also agree to pay all reasonable costs and expenses of Citicorp, SSB and BankBoston (including, without limitation, reasonable fees and disbursements of counsel) incurred in connection with the enforcement of any of their rights and remedies hereunder.

CONFIDENTIALITY

BY ACCEPTING DELIVERY OF THIS COMMITMENT LETTER, YOU AGREE THAT THIS COMMITMENT LETTER IS FOR YOUR AND OUR CONFIDENTIAL USE ONLY AND THAT NEITHER ITS EXISTENCE NOR THE TERMS HEREOF WILL BE DISCLOSED BY YOU TO ANY PERSON OTHER THAN YOUR OFFICERS, DIRECTORS, EMPLOYEES, ACCOUNTANTS AND ATTORNEYS, AND THEN ONLY ON A "NEED TO KNOW" BASIS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY AND ON A CONFIDENTIAL BASIS. Notwithstanding the foregoing, following your acceptance of the provisions hereto and your return of an executed counterpart of this Commitment Letter to us as provided below, you (i) may make public disclosure of the existence and amount of the Lenders' commitment hereunder, or Citicorp's identify as administrative agent, of BankBoston's identity as documentation agent and collateral monitoring agent and of SSB's identify as sole arranger and book manager, (ii) may file a copy of this Commitment Letter (but not the Fee Letter) in any public record in which it is required by law to be filed and (iii) may make such other public disclosures of the terms and conditions hereto as you are required by law, in the opinion of your counsel, to make.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

You represent and warrant that (i) all written information that has been or will hereafter be made available to Citicorp, any other Lender or any potential Syndicate Lender by you or any of your representatives in connection with the transactions contemplated hereby is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made and (ii) all financial projections, if any, that have been or will be prepared by you and made available to Citicorp, any other Lender or any potential Syndicate Lender have been or will be prepared in good faith based upon reasonable assumptions, which assumptions shall be reasonable as of the date of the preparation of such financial projections. You agree to supplement the information and projections from time to time up to and including the date of the closing of the Credit Facility so that the representations and warranties contained in this paragraph remain correct in all material respects.

In issuing this commitment, the Lenders are relying on the accuracy of the information furnished to it by or on behalf of the Company and its affiliates without independent verification thereof.

NO THIRD PARTY RELIANCE, ETC.

The agreements of the Lenders hereunder and of any Syndicate Lender that issues a commitment to provide financing under the Credit Facility are made solely for the benefit of the Company and may not be relied upon or enforced by any other person. Please not that those matters that are not covered or made clear herein or in Annex I or in the Fee Letter are subject to mutual agreement of the parties. The terms and conditions of this Commitment Letter may be modified only in a writing signed by each of the parties hereto.

You should be aware that Citicorp, SSB, BankBoston and the other Lenders or one or more of their affiliates may be providing financing or other services to parties whose interests may conflict with yours. Be assured, however, that none of Citicorp, SSB, BankBoston and the other Lenders nor any of their affiliates will furnish confidential information obtained from you to any of their other customers or any other person. By the same token, none of Citicorp, SSB, BankBoston and the other Lenders nor any of their affiliates will make available to you confidential information that any of them obtained or may obtain from any other customer.

GOVERNING LAW, ETC.

This Commitment Letter shall be governed by, and construed in accordance with, the law of the State of New York. This Commitment Letter sets forth the entire agreement between the parties with respect to the matters addressed herein and supersedes all prior communications, written or oral, with respect hereto. This Commitment Letter may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Commitment Letter. Delivery of an executed counterpart of a signature page to this Commitment Letter by telecopier shall be as effective as delivery of a manually executed counterpart of this Commitment Letter. Your obligations under the paragraphs captioned "Fees", "Indemnification", "Costs and Expenses" and "Confidentiality" shall survive the expiration or termination of this Commitment Letter.

WAIVER OF JURY TRIAL

Each party hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Commitment Letter or the transactions contemplated hereby or the actions of Citicorp, any other Lender, SSB or BankBoston in the negotiation, performance or enforcement hereof.

Please indicate your acceptance of the provisions hereof by signing the enclosed copy of this Commitment Letter and the Fee Letter and returning them, together with the fees then payable under the Fee Letter, to Claudia Slacik, c/o Citicorp USA, Inc., 399 Park Avenue, New York, New York 10043 (telecopier: (212) 793-1290) at or before 7:00 p.m. (New York City time) on March 26, 1999, the time at which the commitment of the Lenders set forth above (if not so accepted prior thereto) will expire. If you elect to deliver this Commitment Letter by telecopier, please arrange for the executed original to follow by next-day courier.

                                         Very truly yours,

                                         SALOMON SMITH BARNEY INC.


                                         By: /s/
                                            ------------------------------------
                                         Title: Attorney-in-Fact


                                         CITICORP USA, INC.


                                         By:    Claudia Slacik
                                            ------------------------------------
                                         Title: Attorney-in-Fact


                                         BANKBOSTON, N.A.


                                         By: /s/ Betsy Ratto
                                            ------------------------------------
                                         Title: Attorney-in-Fact


                                         NATIONAL CITY COMMERCIAL FINANCE,
                                         INC., as a Lender


                                         By:    /s/ Thomas R. Poe
                                            ------------------------------------
                                                Name:  Thomas R. Poe
                                                Title:  President/CEO

                                      HELLER FINANCIAL, INC.
                                      as a Lender


                                      By: /s/ John Buff
                                         ---------------------------------------
                                             Name: John Buff
                                             Title: SVP


                                      FOOTHILL INCOME TRUST, L.P.,
                                      as a Lender

                                      By:    FIT GP, LLC,
                                             its general partner


                                             By:  /s/ Michael P. Baranowski
                                                --------------------------------
                                                    Name:  Michael P. Baranowski
                                                    Title:  Vice President


                                      JACKSON NATIONAL LIFE INSURANCE
                                      COMPANY, as a Lender

                                      By:    PPM FINANCE, INC.,
                                             its attorney-in-fact


                                             By:  /s/ Jeffrey J. Podwika
                                                --------------------------------
                                                    Name:  Jeffrey J. Podwika
                                                    Title:  Vice President

ACCEPTED this _____ day
of March, 1999

SERVICE MERCHANDISE COMPANY, INC.


By:  /s/ S. Cusano
   ---------------------------------
Title:
      ------------------------------

                                   SCHEDULE 1


Lender                                                             Amount of Commitment
------                                                             --------------------

Citicorp USA, Inc.                                                     $175 million

BankBoston, N.A.                                                       $175 million

National City Commercial Finance, Inc.                                 $100 million

Heller Financial, Inc.                                                 $100 million

Foothill Capital Corp.                                                 $ 50 million

Jackson National Life Insurance Company                                $150 million

                                     ANNEX I

            $750 MILLION SECURED DEBTOR-IN-POSSESSION CREDIT FACILITY

                         SUMMARY OF TERMS AND CONDITIONS

This Summary of Terms and Conditions outlines certain terms of the Credit Facility referred to in the Commitment Letter dated March 25, 1999, addressed to Service Merchandise Company, Inc. from Citicorp USA, Inc., Salomon Smith Barney Inc. and BankBoston, N.A., and the Lenders referred to therein (the "Commitment Letter"). This Summary of Terms and Conditions is part of and subject to the Commitment Letter. Certain capitalized terms used herein are defined in the Commitment Letter.

BORROWER:                           Service Merchandise Company, Inc., as debtor
                                    and debtor-in-possession (the "Borrower") under chapter 11 of title 11 of the United
                                    States Code (the "Bankruptcy Code").

GUARANTORS:                         All of the Borrower's direct and indirect
                                    subsidiaries other than the Excluded
                                    Subsidiaries (as defined in the Existing
                                    Credit Facility), as debtors-in-possession under chapter 11 of the Bankruptcy Code.

ADMINISTRATIVE AND
COLLATERAL AGENT:                   Citicorp USA, Inc. (the "Administrative
                                    Agent").

DOCUMENTATION AND
COLLATERAL MONITORING
AGENT:                              BankBoston, N.A. (together with the
                                    Administrative Agent, the "Agents").

ARRANGER AND BOOK MANAGER:          Salomon Smith Barney Inc. ("SSB")

CREDIT FACILITY:                    A secured credit facility, subject to the
                                    Borrowing Base (as defined below), of up to $750,000,000, (the "Credit Facility"), provided as follows:

                                    (a) Term Loan. A term loan in a principal amount of $100,000,000 maturing on June 30, 2001 (the "Term Loan").

                                    (b) Revolving Credit Facility. A revolving credit facility (the "Revolving Credit Facility") in a principal amount of up to $650,000,000 at any time outstanding maturing on June 30, 2001 (the loans thereunder, "Revolving Loans", and together with the Term Loans, the "Loans", and the commitments of the Lenders thereunder, the "Revolving Credit Facility Commitments").

                                    (c) Letters of Credit. Up to $200,000,000 of the Revolving Credit Facility, subject to the Borrowing Base, shall be available for the issuance of letters of credit by Citibank, N.A., BankBoston, N.A. and other issuing banks as provided in the definitive documentation (collectively, the "Issuing Banks"), $125,000,000 of which shall be available for standby letters of credit and $10,000,000 of which shall be available for letters of credit denominated in foreign currencies.

                                    (d) Swing Loans. Up to $50,000,000 of the
                                    Revolving Credit Facility, subject to the Borrowing Base, shall be available for swing line loans from the Administrative Agent.

CLOSING DATE:                       The date of (i) the execution and delivery
                                    of definitive loan documentation and (ii) the satisfaction of applicable conditions precedent (including the entry of an interim or emergency order of the Bankruptcy Court approving the Credit Facility, provided such order has not been stayed), and in any event on or before April 5, 1999.

AVAILABILITY:                       The Revolving Credit Facility shall be
                                    available on an interim basis from the
                                    Closing Date until the entry by the
                                    Bankruptcy Court of a permanent order
                                    approving the Credit Facility (the
                                    "Permanent Order") up to an amount equal to the difference between (i) the lesser of the Borrowing Base and $500,000,000 and (ii) the outstanding extensions of credit under the Existing Credit Facility. From the entry of the Permanent Order and satisfaction of customary condition precedent (the
                                    "Effective Date") until the Termination Date
                                    (as defined below), the entire amount of the Revolving Credit Facility shall be available in multiple drawings from time to time, and in amounts and on notice to be specified in the loan documentation. Amounts under the Revolving Credit Facility may be borrowed, repaid and reborrowed, subject to the Borrowing Base.

TERM LOAN MATURITY DATE:            June 30, 2001.

TERMINATION DATE:                   The Credit Facility shall terminate and all
                                    Loans outstanding thereunder shall become due and payable on the earliest to occur of
                                    (i) June 30, 2001, (ii) the date of
                                    substantial consummation of a plan of
                                    reorganization, (iii) termination of the
                                    Revolving Credit Facility Commitments
                                    following an Event of Default (as defined below) or as a result of voluntary or required prepayments and (iv) acceleration following an Event of Default.

BORROWING BASE:                     Outstanding extensions of credit shall not
                                    exceed:

                                    (a) 70% (subject to upward adjustment to 72.5% in the Agents' discretion and up to 75% from September 1 through December 10 of each year in the Agents' sole discretion exercised reasonably) of eligible inventory (subject to adjustments and certain reserves, including a 35% reserve for closing store and clearance sale inventory, substantially the same as those set forth in the Existing Credit Facility, but excluding in any event the Cumulative Asset Sale Reserve (as defined in the Existing Credit Facility)); plus

                                    (b) up to 75% of eligible trade accounts receivable; plus

                                    (c) up to 60% of the sum of (i) the
                                    aggregate undrawn amount of trade letters of credit issued to finance the purchase of inventory and (ii) in transit inventory covered by drawn and reimbursed trade letters of credit not yet included in eligible inventory; plus

                                    (d) the lesser of (i) 54.5% (subject to
                                    amortization of $500,000 per quarter and environmental and mechanics' lien reserves) of eligible mortgaged real property and (ii) $82,000,000; plus

                                    (e) 100% of cash equivalents pledged to the Administrative Agent and cash in accounts subject to blocked account arrangements or payable to the Borrower (net of fees) in respect of branded credit card receivables; minus

                                    (f) 25% of the Agents' estimate of the net proceeds to be realized by the Borrower from the sale of certain leasehold interests, up to a maximum of $25,000,000; minus

                                    (g) the Interim Reserve Amount. The Interim
                                    Reserve Amount means an amount equal to (i) from the closing Date until the Effective Date, $75,000,000, (ii) from the Effective Date until the date the Administrative Agent accepts a business plan from the Borrower's management (the "Business Plan") and the Borrower and the Agents mutually agree on new and revised financial and negative covenants, $50,000,000, and (iii) thereafter, zero.

                                    The Borrowing Base shall be subject to other reserves that may be imposed from time to time by the Agents in accordance with the terms of the Credit Agreement, which shall be substantially similar to those contained in the Existing Credit Facility.

                                    For the period from the Closing Date until the Effective Date, total outstandings under the Credit Facility and the Existing Credit Facility shall not exceed the lesser of $500,000,000 and the Borrowing Base.

AMORTIZATION OF THE TERM LOAN:      The principal amount of the Term Loan shall
                                    be payable in eight equal quarterly
                                    installments commencing July 1, 1999, each in an aggregate principal amount of $250,000, with a final ninth installment on the Term Loan Maturity Date equal to the remaining unpaid balance of the Term Loan.

PURPOSE: Until the Effective Date, the proceeds of the Loans shall be used to pay for the Borrower's post-petition operating expenses incurred in the ordinary course of business, certain costs and expenses of administration of the Case and general corporate purposes. From and after the Effective Date, such proceeds shall be used for such purposes and to repay in full all indebtedness outstanding under the Existing Credit Facility.

INTEREST:                           All loans under the Credit Facility shall
                                    bear interest, at the option of the
                                    Borrower, at Citibank, N.A.'s fluctuating
                                    Alternate Base Rate III (the "Base Rate") plus the Applicable Margin (as defined below) on a 365/366-day basis or reserve-adjusted LIBOR (for interest periods of one, two, three or six months) plus the Applicable Margin on a 360-day basis.

APPLICABLE MARGIN:                  The "Applicable Margin" shall be, at the
                                    option of the Borrower (to be exercised
                                    before the Closing Date), either (i) 2.25 % for LIBOR Loans and 1.25% for ABR Loans or
                                    (ii) in the event that the Borrower selects the Pricing Grid Option (as defined below), computed monthly, based on the average
                                    Excess Availability (as defined below) for the prior month, as set forth an Schedule A;
                                    provided, that in the case of clause (ii), Level III will be applicable until the first of the month following the month in which the Agents accept the Business Plan.

EXCESS AVAILABILITY:                At any date the amount by which the
                                    Borrowing Base at such date exceeds the
                                    aggregate outstanding extensions of credit under the Credit Facility and the Existing
                                    Credit Facility at such date.

COMMITMENT FEE:                     Commencing on the Closing Date, a
                                    non-refundable "Commitment Fee" will accrue as a percentage of the daily average unused portion of the Revolving Credit Facility
                                    Commitments (whether or not then available), payable monthly in arrears and on the final maturity of the Revolving Credit Facility
                                    (whether by stated maturity or otherwise), at a rate per annum, at the option of the Borrower (to be exercised before the Closing
                                    Date), either (i) equal to 0.375 % or (ii) in the event that the Borrower selects the Pricing Grid Option, computed monthly, based on the average Excess Availability for the prior month, as set forth on Schedule A;
                                    provided, that in the case of clause (ii), Level III will be applicable until the first of the month following the month in which the Agents accept the Business Plan.

CLOSING FEE:                        .50% of the Lenders' commitments, to be
                                    allocated among them pro rata based on their respective commitments, payable two-thirds on the Closing Date and the balance on the Effective Date.

LETTER OF CREDIT FEES:              A "Letter of Credit Fee" for issued
                                    documentary and standby letters of credit, payable pro rata to the Revolving Credit
                                    Facility Lenders, will accrue on the
                                    aggregate undrawn amount of such letters of credit at a rate per annum, at the option of the Borrower (to be exercised before the Closing Date), either (i) equal to 1.00 % for documentary letters of credit and 2.00% for standby letters of credit or (ii) in the event that the borrower selects the Pricing
                                    Grid Option, computed monthly, based on the average Excess Availability for the prior month, as set forth on Schedule A; provided, that in the case of clause (ii), Level III will be applicable until the first of the month following the month in which the Agents accept the Business Plan. A fronting fee for all issued letters of credit, payable to the Issuing Bank with respect to such letter of credit, will accrue on the aggregate amount of such letters of credit at a rate per annum equal to 0.25 % per annum, together with customary transaction fees. The letter of credit and fronting fees shall be payable monthly in arrears, and transaction fees shall be paid upon each issuance or amendment of a letter of credit.

                                    Upon the occurrence and during the
                                    continuance of any Event of Default, (i) the Applicable Margin shall increase by 2% per annum, (ii) each LIBOR Loan will convert to a Base Rate Loan at the end of the interest period then in effect for such LIBOR Loan and (iii) the Letter of Credit Fees payable to the Revolving Credit Facility Lenders shall increase by 2% per annum.

BORROWER'S MARGIN AND
FEE ELECTION:                       The Borrower shall have the option, to be
                                    exercised prior to the Closing Date, either
                                    (i) to have each of the Applicable Margin, the Commitment Fee and the Letter of Credit
                                    Fee determined monthly from Schedule A
                                    hereto (the "Pricing Grid Option") or (ii) to have each of such amounts fixed as set forth herein.

MANDATORY PREPAYMENTS:              The Administrative Agent shall have dominion
                                    and control over the collateral proceeds of the Borrower, including a lock-box or depository arrangement and concentration accounts acceptable to the Administrative
                                    Agent and the Borrower. All amounts
                                    collected in the lock-box accounts and
                                    concentration accounts shall be used to
                                    repay the loans outstanding under the
                                    Existing Credit Facility until the entry of the Permanent Order and thereafter the Revolving Credit Facility. The Borrower shall be entitled to retain up to $15,000,000 of cash and cash equivalents outside of such lock-box accounts and concentration accounts.

                                    100% of net cash proceeds from the sale of assets other than in the ordinary course of business or as otherwise permitted through negotiated baskets shall be applied to Revolving Credit Loans (without a permanent reduction in the Revolving Credit Facility).

                                    The Borrower shall repay the outstanding
                                    Loans under the Revolving Credit Facility to the extent that such Loans and the outstanding Letters of Credit exceed the lesser of the aggregate of the Lenders' Revolving Credit Facility Commitments and the Borrowing Base.

PRIORITY:                           The obligations of the Borrower under the
                                    Credit Facility shall be granted
                                    super-priority administrative expense status in accordance with section 364(c)(1) of the Bankruptcy Code, with priority over any and all such other expenses, subject only to (a) amounts payable to the United States Trustee pursuant to 28 U.S.C. section 1930(a)(6) and any fees payable to the clerk of the Bankruptcy Court and (b) the payment of allowed fees and expenses of professionals retained and authorized by the Bankruptcy
                                    Court other than such fees and expenses
                                    incurred after an Event of Default and
                                    notice in excess of $3,000,000 (the
                                    "Carve-Out Expenses"). No proceeds of the Credit Facility shall be used to pay any fees and expenses incurred at any time in connection with any action or investigation which seeks to invalidate, avoid, subordinate, or otherwise impair any claims of the Lenders under the Credit Facility or the Existing Credit Facility, or any liens or priorities created by either facility, or which seeks to recover on any claims against or transfers made to the Lenders.

SECURITY:                           The obligations of the Borrower and
                                    Guarantors under the Credit Facility, any exposure of a Lender in respect of cash management or hedging activities conducted by such Lender for the Borrower or any Guarantor and any exposure of a Lender in respect of any hedging transactions entered into between such Lender and the Borrower or any Guarantor shall be secured by a security package consisting of substantially all of the assets of the Borrower and the Guarantors, subject only to valid, enforceable, subsisting and nonvoidable liens of record as of the date of commencement of the Case and other permitted liens. The Existing Credit Agreement will have the benefit of liens on post-petition collateral.

FINANCIAL COVENANTS:                Upon acceptance by the Administrative Agent
                                    of the Business Plan, the Agents, the
                                    Borrower and the Majority Lenders (as
                                    defined in the Existing Credit Facility) will agree to mutually acceptable financial covenants, including EBITDA or similar cash flow covenants appropriate for the Credit
                                    Facility as a result of the Business Plan.
                                    Capital expenditures shall be permitted up to $50,000,000 per year.

REPRESENTATIONS AND
WARRANTIES:                         Customary and appropriate representations
                                    and warranties and others deemed by the
                                    Administrative Agent to be appropriate to this transaction (and which are expected to be substantially similar to those contained in the Existing Credit Facility except for the addition of certain bankruptcy-related provisions), including, but not limited to superpriority administrative expense status and liens and security interests as set forth herein.

AFFIRMATIVE AND
REPORTING COVENANTS:                Customary and appropriate affirmative and
                                    reporting covenants and others deemed by the Administrative Agent to be appropriate to this transaction (and which are expected to be substantially similar to those contained in the Existing Credit Facility except for the addition of certain bankruptcy-related provisions), including but not limited to delivery to the Administrative Agent and its counsel of all pleadings, motions and other documents filed on behalf of the Borrower with the Bankruptcy Court, and payment of all post-petition taxes and other post-petition obligations as and when due except where contested in good faith.

NEGATIVE COVENANTS:                 Customary and appropriate negative covenants
                                    and others deemed by the Administrative
                                    Agent to be
                                    appropriate to this transaction (and which are expected to be substantially similar to those contained in the Existing Credit
                                    Facility except for the addition of certain bankruptcy-related provisions).

CONDITIONS PRECEDENT TO THE
CLOSING: The conditions to the closing of the Credit Facility shall be those customarily found in the Administrative Agent's loan agreements for similar financings and others deemed by the Administrative Agent to be appropriate to this transaction, and in any event including, but not limited to:

                                    -        All documentation related to the
                                             Credit Facility shall be in form
                                             and substance reasonably
                                             satisfactory to the Borrower and
                                             its counsel and each Lender and its
                                             counsel.

                                    -        The Administrative Agent's
                                             satisfaction with all first-day and
                                             related orders entered by the
                                             Bankruptcy Court in the Case and
                                             receipt of an initial budget (the
                                             "Budget").

                                    -        Authorization and approval by the
                                             Bankruptcy Court pursuant to an
                                             interim and a Permanent Order
                                             (collectively, the "Orders"), each
                                             in form and substance satisfactory
                                             to the Administrative Agent,
                                             entered on notice to such parties
                                             as may be reasonably satisfactory
                                             to the Administrative Agent,
                                             approving the transactions
                                             contemplated herein, including but
                                             not limited to, the granting of the
                                             superiority status and liens and
                                             security interests referred to
                                             herein and the payment of all fees
                                             referred to herein, which Orders
                                             shall not have been reversed,
                                             modified, amended or stayed without
                                             prior written consent of the
                                             Lenders.

                                    -        Satisfaction with all motions and
                                             other documents to be filed with
                                             and submitted to the Bankruptcy
                                             Court in connection with the Credit
                                             Facility and the approval thereof.

                                    -        All fees and expenses (including
                                             reasonable fees and expenses of
                                             counsel) required to be paid to the
                                             Administrative Agent and the
                                             Lenders on or before the Closing
                                             Date shall have been paid.

                                    -        The Lenders shall have received
                                             satisfactory opinions of
                                             independent counsel to the
                                             Borrower, addressing such matters
                                             as the Lenders shall reasonably
                                             request.

                                    -        Except for or as resulting from the
                                             filing of the Case, and such
                                             changes that heretofore have been
                                             disclosed publicly and which the
                                             Company has brought to the
                                             attention of the Administrative
                                             Agent, there shall have occurred no
                                             material adverse change in the
                                             business, condition (financial or
                                             otherwise), operations,
                                             performance, properties or
                                             prospects of the Borrower and its
                                             subsidiaries since September 30,
                                             1998.

                                    -        Except for the Case, there shall
                                             exist no action, suit,
                                             investigation, litigation or
                                             proceeding commenced or threatened
                                             in any court or before any
                                             arbitrator or governmental
                                             instrumentality that could
                                             reasonably be expected to have a
                                             material adverse effect on the
                                             business, condition (financial or
                                             otherwise), operations,
                                             performance, properties or
                                             prospects of the Borrower and its
                                             subsidiaries.

                                    -        All governmental and third-party
                                             consents and approvals necessary in
                                             connection with the Credit Facility
                                             and grant of security interests
                                             shall have been obtained (without
                                             the imposition of any conditions
                                             that are not reasonably acceptable
                                             to the Lenders) and shall remain in
                                             effect; and no law or regulation
                                             shall be applicable in the
                                             reasonable judgment of the lenders
                                             that restrains, prevents or imposes
                                             materially adverse conditions upon
                                             the transactions contemplated
                                             hereby.

                                    -        The Lenders shall be satisfied with
                                             the amount, types and terms and
                                             conditions of all insurance and
                                             bonding maintained by the Borrower
                                             and its subsidiaries, and the
                                             Lenders shall have received
                                             endorsements naming the
                                             Administrative Agent, on behalf of
                                             the Lenders, as an additional
                                             insured and loss payee under all
                                             insurance policies to be maintained
                                             with respect to the properties of
                                             the

                                             Borrower and its subsidiaries
                                             forming part of the Lenders'
                                             collateral.

CONDITIONS PRECEDENT
TO EACH REVOLVING
CREDIT LOAN:                                 On the funding date of each
                                             Revolving Credit Loan (and on the
                                             date of issuance of any Letter of
                                             Credit) the Order approving the
                                             financing shall have been entered,
                                             there shall exist no default under
                                             the loan documents, the
                                             representations and warranties of
                                             the Borrower and each Guarantor
                                             therein shall be true and correct
                                             in all material respects
                                             immediately prior to, and after
                                             giving effect to, funding (except
                                             those representations and
                                             warranties which speak as of a date
                                             other than such funding date, which
                                             shall have been true and correct as
                                             of such specific date). In
                                             addition, from and after the first
                                             anniversary of the Closing Date,
                                             the Interim Reserve Amount shall
                                             have been reduced to zero in
                                             accordance with its definition.

EVENTS OF DEFAULT:                           Customary and appropriate events
                                             of default (subject to customary
                                             and appropriate grace periods)
                                             including but not limited to:
                                             failure to make payments when due;
                                             postpetition defaults under other
                                             evidences of indebtedness;
                                             noncompliance with covenants;
                                             breaches of representations and
                                             warranties; certain materially
                                             adverse employee benefit
                                             liabilities; material invalidity of
                                             guarantees; "change of control";
                                             cross-default to post-petition
                                             indebtedness; dismissal of any
                                             chapter 11 case or conversion to
                                             chapter 7 case; appointment of
                                             chapter 11 trustee, responsible
                                             officer or examiner with enlarged
                                             powers relating to the operation of
                                             the business of the Borrower or
                                             Guarantors; support by the Borrower
                                             or Guarantors of any challenge to
                                             prepetition claims or liens;
                                             granting of relief from automatic
                                             stay to permit foreclosure on
                                             assets of the Borrower with
                                             aggregate value in excess of an
                                             amount to be agreed upon; entry of
                                             order, without the Lenders' prior
                                             consent, reversing, amending,
                                             supplementing, staying or vacating
                                             the Orders; Permanent Order is not
                                             approved within 45 days after the
                                             date on which the Borrower
                                             commences a voluntary chapter 11
                                             case; post-petition judgment in
                                             excess of an amount to be agreed
                                             upon; payment of pre-petition
                                             debt, other than reclamation claims
                                             up to

                                             $15,000,000 in the aggregate, pre-
                                             petition consignment claims or as
                                             approved by the Lenders and the
                                             Bankruptcy Court; liens or
                                             superpriority claims granted with
                                             respect to the Credit Facility
                                             cease to be valid, perfected and
                                             enforceable in all respects; filing
                                             of a motion for alternate or
                                             additional debtor-in-possession
                                             financing; unenforceability of any
                                             material provision of any loan
                                             document.

INDEMNIFICATION:                             Indemnification of the
                                             Administrative Agent, the Lenders
                                             and their affiliates and their
                                             respective officers, directors,
                                             employees, agents and advisors for
                                             any liabilities and expenses
                                             arising out of the Credit Facility
                                             or the use of proceeds.

EXPENSES:                                    The Borrower and each Guarantor
                                             shall jointly and severally pay all
                                             (i) reasonable costs and expenses
                                             of the Agents and the Arranger
                                             (including all reasonable fees,
                                             expenses and disbursements of
                                             outside counsel) in connection with
                                             the preparation, execution and
                                             delivery of the loan documentation
                                             and the funding of all loans under
                                             the Credit Facility, including, but
                                             not limited to, all due diligence,
                                             syndication (including printing,
                                             distribution and bank meetings),
                                             transportation, computer,
                                             duplication, messenger, audit,
                                             insurance, appraisal and consultant
                                             costs and expenses, search, filing
                                             and recording fees incurred or
                                             sustained by the Administrative
                                             Agent and Arranger in connection
                                             with this transaction or the
                                             administration, amendment or waiver
                                             of the loan documentation, and (ii)
                                             costs and expenses of the Lenders
                                             (including reasonable fees,
                                             expenses and disbursements of
                                             counsel) in connection with the
                                             enforcement of any of their rights
                                             and remedies under any loan
                                             documentation.

ASSIGNMENTS:                                 Each Lender shall have the right
                                             with the consent of the Agents
                                             (which consent shall not be
                                             unreasonably withheld) to assign
                                             its loans or commitments to an
                                             Eligible Assignee (as defined in
                                             the Existing Credit Facility).
                                             Assignments of Term Loans must be
                                             in a minimum amount of $5,000,000
                                             and assignments of Revolving Loans
                                             and Revolving Credit Facility
                                             Commitments must be in a minimum
                                             amount of $5,000,000. Each Lender
                                             will also have the right, without
                                             consent of the Borrower or the
                                             Administrative

                                             Agent, to assign (i) as security,
                                             all or part of its rights under the
                                             loan documentation to any Federal
                                             Reserve Bank and (ii) with notice
                                             to the Borrowers and the
                                             Administrative Agent, all or part
                                             of its rights or obligations under
                                             the loan documentation to any of
                                             its affiliates.

GOVERNING LAW:                               State of New York.

COUNSEL TO ADMINISTRATIVE
AGENT:                                       Weil, Gotshal & Manges LLP.

                                   SCHEDULE A

======================================================================================================================
                                                      Applicable Margin                                  L/C Fee
                                                    ---------------------    Commitment            -------------------
  Level     Average Excess Availability for         ABR        Eurodollar        Fee               Trade       Standby
            Prior Month
======================================================================================================================
     I      Greater than $300 million               0.75%        1.75%          0.375%             0.750%        1.50%
----------------------------------------------------------------------------------------------------------------------
    II      Greater than $200 million and less
            than or equal to $300 million           1.00%        2.00%          0.375%             0.875%        1.75%
----------------------------------------------------------------------------------------------------------------------
   III      Greater than $75 million and less
            than or equal to $200 million           1.25%        2.25%          0.375%             1.000%        2.00%
----------------------------------------------------------------------------------------------------------------------
    IV      Less than or equal to $75 million
                                                    1.50%        2.50%          0.500%             1.125%        2.25%
----------------------------------------------------------------------------------------------------------------------